                                                                   EXHIBIT 10.14

                          THE MIIX GROUP, INCORPORATED

                      1998 LONG TERM INCENTIVE EQUITY PLAN

                          THE MIIX GROUP, INCORPORATED

                      1998 LONG TERM INCENTIVE EQUITY PLAN

1.        PURPOSE OF THE PLAN

                  The purpose of the Plan is to promote the long term financial success of The MIIX Group, Incorporated, its Subsidiaries and Affiliates, and to materially increase shareholder value by: (i) providing performance related incentives that motivate superior performance on the part of the Company's officers and employees; (ii) providing the Company's officers and employees with the opportunity to acquire an ownership interest in the Company, and to thereby acquire a greater stake in the Company and a closer identity with it; and (iii) enabling the Company to attract and retain the services of an outstanding management team upon whose judgment, interest and special effort the successful conduct of the Company's operations is largely dependent.

2.       DEFINITIONS

         2.1. "Act" means the Securities Exchange Act of 1934, as amended.

         2.2. "Affiliate" means any entity other than the Subsidiaries in which the Company has a substantial direct or indirect equity interest, as determined by the Board.

         2.3. "Award" means an award of Options, SARs, Performance Shares, Restricted Stock, Dividend Equivalents or any combination thereof.

         2.4. "Award Share" means any share of Common Stock purchased upon the exercise of an Option or SAR, or issued pursuant to an Award of Restricted Stock or a Performance Shares.

         2.5. "Board" means the Board of Directors of the Company.

         2.6. "Cause" means conduct on the part of a Participant that involves
(i) a willful failure to perform the Participant's duties, (ii) engaging in serious misconduct that is injurious to the Company, or (iii) the Participant's conviction of or a plea of guilty or nolo contendre to a felony or other crime involving moral turpitude.

         2.7. "Change of Control" shall mean, following the effective date of this Plan, the occurrence of any of the following events:

                  2.7.1. the acquisition in one or more transactions by any "Person" (as such term is used for purposes of Section 13(d) or Section 14(d) of the Act") but excluding, for this purpose, the Company or its Subsidiaries or any employee benefit plan of the Company or its Subsidiaries, of "Beneficial Ownership" (within the meaning of Rule 13d-3 under the Act) of thirty-five percent (35%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities");

                  2.7.2. the individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board, and provided further that any reductions in the size of the Board that are instituted voluntarily by the Incumbent Board shall not constitute a Change of Control, and after any such reduction the "Incumbent Board" shall mean the Board as so reduced;

                  2.7.3. a merger or consolidation involving the Company if the shareholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than sixty-five percent (65%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or a complete liquidation or dissolution of the Company or a sale or other disposition of all or substantially all of the assets of the Company; or

                  2.7.4. acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company, immediately before such share exchange, do not own, directly or indirectly, immediately following such share exchange, more than sixty-five percent (65%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such share exchange.

         2.8. "Code" means the Internal Revenue Code of 1986, as amended.

         2.9. "Committee" means the committee designated by the Board to administer the Plan under Section 4. The Committee shall have at least three members, each of whom shall be a member of the Board, a Disinterested Person and an Outside Director.

         2.10. "Common Stock" means the common stock of the Company, par value $.01 per share, or such other class or kind of shares or other securities resulting from the application of Section 11.

         2.11. "Company" means the MIIX Group, Incorporated, a Delaware corporation, or any successor corporation.

         2.12. "Disability" or "Disabled" means a Participant's qualifying for and receiving payments under a long-term disability plan of the Company or any Subsidiary or Affiliate.

         2.13. "Disinterested Person" means a person who meets the definition of a "Non-Employee Director" under Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Act (as effective on November 1, 1996), or any successor definition adopted by the Securities and Exchange Commission.

         2.14. "Dividend Equivalent" means the right, awarded under Section 6 or
Section 9, to receive the equivalent value (in cash or in Common Stock) of dividends paid on Common Stock.

         2.15. "Employee" means an officer or other key employee of the Company, a Subsidiary or an Affiliate, including any member of the Board who is such an employee.

         2.16. "Fair Market Value" means, on any given date:

                  2.16.1. if the Common Stock is listed on an established stock exchange or exchanges, the mean between the highest and lowest prices of actual sales of Common Stock on the principal exchange on which it is traded on such date, or if no sale was made on such date on such principal exchange, on the last preceding day on which the Common Stock was traded;

                  2.16.2. if the Common Stock is not then listed on an exchange, but is quoted on NASDAQ or a similar quotation system, the mean between the closing bid and asked prices per share for the Common Stock as quoted on NASDAQ or similar quotation system on such date;

                  2.16.3. if the Common Stock is not then listed on an exchange or quoted on NASDAQ or a similar quotation system, the book value, as determined in accordance with generally accepted accounting principles, ascribed to the shares of Common Stock by the Committee.

         2.17. "Incentive Stock Option" means an Option which meets the requirements of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

         2.18. "Non-Qualified Stock Option" means an Option not intended to be an Incentive Stock Option, and designated as a Non-Qualified Option by the Committee.

         2.19. "Option" means the right, granted from time to time under Section 6 of the Plan, to purchase Common Stock for a specified period of time at a stated price. An Option may be an Incentive Stock Option or a Non-Qualified Stock Option.

         2.20. "Outside Director" means a member of the Board who: (i) is not a current employee of the Company, its Subsidiaries or Affiliates; (ii) is not a former employee of the Company, its Subsidiaries or Affiliates who receives during the year compensation for prior services with the Company, its Subsidiaries or Affiliates (other than benefits under a tax-qualified retirement plan); (iii) has not been an officer of the Company, its Subsidiaries or Affiliates; and (iv) does not receive any remuneration from the Company, its Subsidiaries or Affiliates (either directly or indirectly) in any capacity other than as Director. This definition of "Outside Director" shall be interpreted and applied in a manner consistent with the requirements of Treasury Regulation
Section 1.162-27(e)(3).

         2.21. "Participant" means any Employee designated by the Committee to participate in the Plan.

         2.22. "Performance Award" means the conditional grant to a Participant of the right to receive, at the end of the Performance Period, either (i) Common Stock, (ii) cash equal to the Fair Market Value of the Common Stock at the end of the Performance Period, or (iii) a combination of (i) and (ii) as specified in the Award and provided that the terms, conditions and objectives specified in the Award are satisfied.

         2.23. "Performance Goal" means a goal that has been established by the Committee and that must be met by the end of a Performance Period (but that is substantially uncertain to be met before the grant). The Committee shall have sole discretion to determine the specific targets within each category of Performance Goals, and whether such Performance Goals have been achieved. With respect to any Section 162(m) Participant, such Performance Goals shall include, among other things: (i) the price of Common Stock, (ii) the market share of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iii) sales by the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iv) earnings per share of Common Stock, (v) return on equity of the Company, or (vi) costs of the Company, its Subsidiaries or Affiliates (or any business unit thereof).

         2.24. "Performance Period" means the time period during which and the conditions under which, the receipt of Performance Shares shall be earned under the Plan.

         2.25. "Plan" means The MIIX Group, Incorporated 1998 Long Term Incentive Equity Plan herein set forth, as amended from time to time.

         2.26. "Restriction Period" means the period during which Restricted Stock awarded under the Plan is subject to forfeiture.

         2.27. "Restricted Stock" means Common Stock awarded by the Committee under Section 8 of the Plan.

         2.28. "Retirement" means retirement from the active employment of the Company, a Subsidiary or an Affiliate on or after (i) the Employee's 65th birthday or (ii) the Employee's 55th birthday if the Employee has completed 10 years of service with the Company, its Subsidiaries and/or its Affiliates, or any predecessor corporation.

         2.29. "SAR" means the right to receive, in cash or in Common Stock, as determined by the Committee, the increase in the Fair Market Value of the Common Stock underlying the SAR from the date of grant to the date of exercise.

         2.30. "Section 162(m) Participant" means any key employee designated by the Committee as a key employee whose compensation for the fiscal year in which the key employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended.

         2.31. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any subsequent parent of the Company) if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         2.32. "Ten Percent Shareholder" means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in section 424(d) of the Code), stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary.

3.       ELIGIBILITY

                  Any Employee who is nominated by the Chief Executive Officer of the Company, and approved by the Committee, shall be eligible to receive an Award under the Plan.

4.       ADMINISTRATION

         4.1. Members of the Committee shall be appointed by and hold office at the pleasure of the Board. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

         4.2. The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan, and full authority to act in selecting the eligible Employees to whom Awards may be granted, in determining the times at which such Awards may be granted, in determining the time and the manner in which Options may be exercised, in determining the type and amount of Awards that may be granted, in determining the terms and conditions of Awards that may be granted under the Plan and the terms of agreements which will be entered into with Participants (which terms shall not be inconsistent with the terms of the Plan). The Committee also shall have the power to establish different terms and conditions with respect to (i) the various types of Awards granted under the Plan, (ii) the granting of the same type of Award to different Participants (regardless of whether the Awards are granted at the same time or at different times), and (iii) the establishment of different Performance Goals for different Participants.

         4.3. The Committee's powers shall include, but not be limited to, the power to determine whether, to what extent and under what circumstances an Option may be exchanged for cash, Common Stock or some combination thereof; to determine whether, to what extent and under what circumstances an Award is made and operates on a tandem basis with other Awards made hereunder; to determine whether, to what extent and under what circumstances Common Stock or cash payable with respect to an Award shall be deferred, either automatically or at the election of the Participant (including the power to add deemed earnings to any such deferral); and to determine the effect, if any, of a Change of Control of the Company upon outstanding Awards; and to grant Awards (other than Incentive Stock Options) that are transferable by the Participant.

         4.4. The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations as it shall, from time to time, deem advisable. The Committee shall have the power unilaterally and without approval of a Participant to amend an existing Award in order to carry out the purposes of the Plan so long as such an amendment does not take away any benefit granted to a Participant by the Award and as long as the amended Award comports with the terms of the Plan. The Committee shall have the full and final authority in its sole discretion to interpret the provisions of the Plan and to decide all questions of fact arising in the application of the Plan's provisions, and to make all determinations necessary or advisable for the administration of the Plan. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final, binding, and conclusive for all purposes and upon all Participants.

         4.5. The Committee may condition the grant of any Award or the lapse of any Restriction Period or Performance Period, or any combination thereof, upon the Participant's or Company's achievement of a Performance Goal that is established by the Committee before the grant of the Award. Before granting an Award or permitting the lapse of any Restriction Period or Performance Period subject to this Section, the Committee shall certify that an individual has satisfied the applicable Performance Goal.

         4.6. Members of the Committee shall receive such compensation for their services as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be paid by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants and other service providers. The Committee, the Board, the Company and the Company's officers shall be entitled to rely upon the advice and opinions of any such person. No member of the Committee or the Board shall be personally liable for any action, determination or interpretation made with respect to the Plan and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation in the manner provided in the Company's Bylaws.

         4.7. The Committee shall maintain a written record of its proceedings. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee.

5.       SHARES OF STOCK SUBJECT TO THE PLAN

         5.1. Subject to adjustment as provided in Section 11, the total number of shares of Common Stock available for Awards under the Plan shall be 2,250,000 shares.

         5.2. The Committee may also grant Awards payable in cash. The payment of Awards in cash shall not reduce the total number of shares of Common Stock available for Awards under the Plan.

         5.3. The maximum number of shares of Common Stock that may be awarded to any Employee under the Plan during any calendar year shall not exceed 250,000 (the "Individual Limit"). Subject to Section 5.4 and Section 11, any Award that is canceled or repriced by the Committee shall count against the Individual Limit.

         5.4. Any shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not (i) reduce the shares available for Awards under the Plan, or (ii) be counted against the Individual Limit. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for Awards under the Plan.

6.       OPTIONS

         The grant of Options shall be subject to the following terms and conditions:

         6.1. Option Grants: Any Option granted under the Plan shall be evidenced by an agreement executed by the Company and the Participant, which agreement shall conform to the requirements of the Plan and may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable. Such agreements shall state whether the Option is an Incentive Stock Option or Non-Qualified Stock Option.

         6.2. Number of Shares: Subject to the Individual Limit, the Committee shall specify the number of shares of Common Stock subject to each Option.

         6.3. Option Price: The price per share at which Common Stock may be purchased upon exercise of an Option shall not be less than the Fair Market Value of a share of Common Stock on the date of grant. In the case of any Incentive Stock Option granted to a Ten Percent Shareholder, the option price per share shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

         6.4. Dividend Equivalents. Notwithstanding any provision of the Plan to the contrary, a Participant who has been granted an Option pursuant to this
Section 6 may, at the discretion of the Committee, be credited as of dividend payment dates, during the period beginning with the date of grant of the Option and ending with the date such Option is exercised or expires, with Dividend Equivalents with respect to the Common Stock underlying the Option. Such Dividend Equivalents shall be credited to an account established on behalf of the Participant by the Company. The Dividend Equivalents credited under this
Section 6.4 shall be converted to cash or additional shares of Common Stock under such formula, at such time, and subject to such limitations as may be determined by the Committee.

         6.5. Term of Option and Vesting: The Committee shall specify when an Option may be exercisable and the terms and conditions applicable thereto. The term of an Option shall in no event be greater than 10 years (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder). Options granted under the Plan may be subject to a vesting schedule set forth in the applicable stock option agreement. The restrictions and conditions with respect to the time and method of vesting of Options shall be as prescribed by the Committee.

         6.6. Incentive Stock Options: Each provision of the Plan and each agreement relating to an Incentive Stock Option shall be construed and interpreted in a manner consistent with the requirements of Section 422 of the Code. In no event may a Participant be granted an Incentive Stock Option which does not comply with the grant and vesting limitations prescribed by Section 422 of the Code. Without limiting the foregoing, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an Incentive Stock Option may first become exerciseable by a Participant in any one calendar year under the Plan shall not exceed $100,000. Notwithstanding any provision of this Plan to the contrary, Incentive Stock Options may not be granted to Employees of Affiliates.

         6.7. Restrictions on Transferability: No Incentive Stock Option shall be transferable other than by will or the laws of descent and distribution and, during the lifetime of the Participant, shall be exercisable only by the Participant. Upon the death of a Participant, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise an Incentive Stock Option only in accordance with this Section 6.

         6.8. Exercise of Option and Payment of Option Price: The Committee shall establish the time and the manner in which an Option may be exercised. The option price of the shares of Common Stock received upon the exercise of an Option shall be paid in full in cash at the time of the exercise or, with the consent of the Committee, in whole or in part in Common Stock valued at Fair Market Value on the date of exercise. The option price may also be paid in full by the delivery of a properly executed exercise notice, together with irrevocable instructions to a Company-designated broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercised price. With the consent of the Committee, payment upon the exercise of a Non-Qualified Option may be made in whole or in part by Restricted Stock (based on the fair market value of the Restricted Stock on the date the Option is exercised, as determined by the Committee). In such case the Common Stock to which the Option relates shall be subject to the same forfeiture restrictions originally imposed on the Restricted Stock exchanged therefor.

         6.9. Termination by Death or Disability: If a Participant's employment with the Company, a Subsidiary or Affiliate terminates by reason of death or as a result of the Participant's Disability, any unexercised Option granted to the Participant may thereafter be exercised (to the extent such Option was exercisable at the time of the Participant's death or Disability or may thereafter become exercisable) by, where appropriate, the Participant or the Participant's transferee, for a period of up to five years (as specified by the Committee), (but only three months in the case of an Incentive Stock Option which shall be extended to 12 months in cases involving the Participant's Disability), from the date of death or termination of employment due to Disability or until the expiration of the stated term of the Option, whichever period is shorter.

         6.10. Termination by Reason of Retirement: If a Participant's employment by the Company, a Subsidiary or Affiliate terminates by reason of Retirement, any unexercised Option granted to the Participant may thereafter be exercised (to the extent such Option was exercisable at the time of the Participant's Retirement or may thereafter become exercisable) by the Participant (or, where appropriate, the Participant's transferee), for a period of up to five years (as specified by the Committee), (but only three months in the case of an Incentive Stock Option), from the date of the Participant's Retirement or until the expiration of the stated term of the Option, whichever period is shorter.

         6.11. Termination for Cause: If a Participant's employment with the Company, a Subsidiary or Affiliate terminates for Cause, any Options granted to the Participant and which are unexercised shall terminate on the date of such termination of employment, or notice of such termination of employment, if earlier.

         6.12. Other Termination: If a Participant's employment by the Company, a Subsidiary or Affiliate terminates for any reason other than Death, Disability, Retirement or for Cause, any unexercised Option granted to the Participant may thereafter be exercised (to the extent such Option was exercisable at the time of the Participant's termination or may thereafter become exercisable) by the Participant (or, where appropriate, the Participant's transferee) for a period of up to three months (as specified by the Committee) from the date of termination of employment, or until the expiration of the stated term of the Option, whichever period is shorter.

7.       STOCK APPRECIATION RIGHTS

         The grant of SARs shall be subject to the following terms and conditions:

         7.1. Grant of SARs: Any SAR granted under the Plan shall be evidenced by an agreement executed by the Company and the Participant, which agreement shall conform to the requirements of the Plan and may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable. All SARs granted under the Plan must be granted in tandem with all or a portion of a related Option. A SAR may be granted either at the time of the grant of the Option or at a time thereafter during the term of the Option and shall be exercisable only to the extent that the related Option is exercisable. The base price of a SAR shall be the option price under the related Option.

         7.2. Exercise of a SAR: An SAR shall entitle the Participant to surrender unexercised the Option (or any portion of such Option) to which the SAR relates and to receive a payment equal to the excess of the Fair Market Value of the shares of Common Stock covered by the SAR on the date of exercise over the base price of the SAR. Such payment may be in cash, in shares of Common Stock, in shares of Restricted Stock, or any combination thereof, as the Committee shall determine. Upon exercise of a SAR or lapse thereof, the related Option shall be canceled automatically to the extent of the number of shares of Common Stock covered by such exercise, and such shares shall no longer be available for purchase under the Option. Conversely, if the related Option is exercised as to some or all of the shares of Common Stock covered by the grant, the related SAR, if any, shall be canceled automatically to the extent of the number of shares of Common Stock covered by the Option exercise.

         7.3. Other Applicable Provisions: SARs shall be subject to the same terms and conditions applicable to Options as stated in sections 6.5, 6.9, 6.10,
6.11 and 6.12.

8.       RESTRICTED STOCK

         An Award of Restricted Stock is a grant by the Company of a specified number of shares of Common Stock to the Participant, which shares are subject to forfeiture upon the happening of specified events or upon the Participant's and/or Company's failure to achieve Performance Goals established by the Committee. A grant of Restricted Stock shall be subject to the following terms and conditions:

         8.1. Grant of Restricted Stock Award. Any Restricted Stock granted under the Plan shall be evidenced by an agreement executed by the Company and the Participant, which agreement shall conform to the requirements of the Plan, and shall specify (i) the number of shares of Common Stock subject to the Award,
(ii) the Restriction Period applicable to each Award, (iii) the events that will give rise to a forfeiture of the Award, (iv) the Performance Goals, if any, that must be achieved in order for the restriction to be removed from the Award, (v) the extent to which the Participant's right to receive Common Stock under the Award will lapse if the Performance Goals, if any, are not met, and (vi) whether the Restricted Stock is subject to a vesting schedule. The agreement may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable.

         8.2. Delivery of Restricted Stock. Upon determination of the number of shares of Restricted Stock to be granted to the Participant, the Committee shall direct that a certificate or certificates representing the number of shares of Common Stock be issued to the Participant with the Participant designated as the registered owner. The certificate(s) representing such shares shall be legended as to restrictions on the sale, transfer, assignment, or pledge of the Restricted Stock during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Company.

         8.3. Dividend and Voting Rights. During the Restriction Period the Participant shall have all of the rights of a shareholder, including the right to vote the shares of Restricted Stock and receive dividends and other distributions, provided that distributions in the form of Common Stock shall be subject to the same restrictions as the underlying Restricted Stock.

         8.4. Receipt of Common Stock. At the end of the Restriction Period, the Committee shall determine, in light of the terms and conditions set forth in the Restricted Stock agreement, the number of shares of Restricted Stock with respect to which the restrictions imposed hereunder shall lapse. The Restricted Stock with respect to which the restrictions shall lapse shall be converted to unrestricted Common Stock by the removal of the restrictive legends from the Restricted Stock. Thereafter, Common Stock equal to the number of shares of the Restricted Stock with respect to which the restrictions hereunder shall lapse shall be delivered to the Participant (or, where appropriate, the Participant's legal representative). The Committee may, in its sole discretion, modify or accelerate the vesting and delivery of shares of Restricted Stock.

         8.5. Termination By Reason of Death, Disability or Retirement. Unless otherwise determined by the Committee at the time of grant, if a Participant's employment with the Company, a Subsidiary, or Affiliate terminates by reason of the Participant's death, Disability or Retirement, the vested portion of the Restricted Stock, if any, shall become non-forfeitable. The non-vested portion of the Restricted Stock shall be forfeited as of the date of such termination of employment.

         8.6. Other Termination, Including For Cause. Unless otherwise determined by the Committee at the time of grant, if a Participant's employment with the Company, a Subsidiary or Affiliate terminates for any reason other than for death, Disability, or Retirement, but including for Cause, any Restricted Stock with respect to which the Restriction Period has not expired shall be forfeited.

9.       PERFORMANCE AWARD

         9.1. Grant of Performance Award. Any Performance Award granted under the Plan shall be evidenced by an agreement executed by the Company and the Participant, which agreement shall conform to the requirements of the Plan and shall specify (i) the number of shares of Common Stock subject to the Award,
(ii) the Performance Period applicable to each Award, (iii) the Performance Goals that must be achieved in order for the Participant to be entitled to the Award, (iv) the extent to which the Participant's right to receive the Award will lapse if the Performance Goals are not met, and (v) whether the Performance Award is subject to a vesting schedule. The agreement may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable.

         9.2. Dividend and Voting Rights. Except as otherwise provided in
Section 9.3, during the Performance Period the Participant shall have no right to receive dividends from and to vote the shares of Performance Shares.

         9.3. Dividend Equivalents. Notwithstanding any provision of the Plan to the contrary, a Participant who has been granted a Performance Award pursuant to this Section 9 may, at the discretion of the Committee, be credited as of dividend payment dates during the Performance Period with Dividend Equivalents with respect to the Common Stock, if any, underlying the Performance Award. Such Dividend Equivalents shall be credited to an account established on behalf of the Participant by the Company. The Dividend Equivalents credited under this Section

9.3 shall be converted to cash or additional shares of Common Stock under such formula, at such time, and subject to such limitations as may be determined by the Committee.

         9.4. Receipt of Common Stock. As soon as practicable after the Performance Period, the Committee shall determine the extent to which the Performance Award have been earned on the basis of the Company's or Participant's performance in relation to the Performance Goals set forth in the Performance Award agreement. Once the Performance Award to which the Participant is entitled has been determined, the Performance Award shall be paid to the Participant (or, where appropriate, the Participant's legal representative). If the Participant or the Company fails to achieve the Performance Goals specified in the Performance Award agreement, all or a portion of the Performance Award shall be forfeited.

         9.5. Termination By Reason of Death, Disability or Retirement. Unless otherwise determined by the Committee at the time of grant, if a Participant's employment with the Company, a Subsidiary, or Affiliate terminates by reason of the Participant's death, Disability or Retirement, the vested portion of a Performance Award, if any, shall become non-forfeitable. The non-vested portion of the Performance Award shall be forfeited as of the date of such termination of employment.

         9.6. Other Termination, Including For Cause. Unless otherwise determined by the Committee at the time of grant, if a Participant's employment with the Company, a Subsidiary or Affiliate terminates for any reason other than for death, Disability, or Retirement, but including for Cause, any Performance Award with respect to which the Performance Period has not expired shall be forfeited.

10.      DEFERRAL ELECTION

         10.1. Election to Defer. Notwithstanding any provision of the Plan to the contrary, any Participant may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer the receipt of unrestricted Common Stock that the Participant would otherwise receive pursuant to Section 8 or Section 9, provided that such election is made no later than the date that is twelve (12) months prior to the date such Common Stock would otherwise be received.

         10.2. Deferral Restrictions. Deferrals will only be allowed while the Participant is an Employee of the Company, a Subsidiary or an Affiliate. Any election to defer the receipt of Common Stock shall be irrevocable as long as the Participant remains an Employee.

         10.3. Normal Distribution. Shares of Common Stock, the receipt of which is deferred pursuant to this Section 10 shall be distributed upon the Participant's termination of employment.

         10.4. Accelerated Distribution. The Committee may, in its sole discretion, allow for the early payment of the unrestricted Common Stock deferred pursuant to this Section 10 in the event of an "unforeseeable emergency" of the Participant. An "unforeseeable emergency" is defined as a unanticipated emergency caused by an event beyond the control of the Participant, that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Additionally, the Committee may distribute the unrestricted Common Stock deferred by all Participants pursuant this Section 10 if the Committee determines, in its discretion, that the continued deferral of Common Stock hereunder is no longer in the best interest of the Company.

11.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to shareholders other than a cash dividend, the Committee shall make appropriate adjustment in the number and kind of shares authorized for use under the Plan and any adjustments to outstanding Awards as it determines appropriate. The adjustments to outstanding Awards shall include, but not be limited to, the respective prices, limitations, and/or performance criteria applicable to the outstanding Awards. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this Section shall, where appropriate, be paid in cash to the Participant. The determinations and adjustments made by the Committee pursuant to this Section 11 shall be conclusive.

12.      CHANGE OF CONTROL OF THE COMPANY

         12.1. Accelerated Vesting and Payment. Upon a Change of Control of the Company, all Options that are unexercised and outstanding may, at the discretion of the Board, (i) become immediately and fully exercisable, or (ii) be canceled in exchange for a cash payment in an amount equal to the excess, if any, of the Fair Market Value of the Common Stock underlying the Option as of the date of the Change of Control over the exercise price of such Option. In addition, all Restricted Stock and Performance Awards that are outstanding on the date of the Change of Control shall become nonforfeitable and immediately payable in cash.

         12.2. Alternative Awards. Upon a Change of Control, in lieu of the accelerated exercisability and payment of Awards described in Section 12.1, at the discretion of the Board the Awards that are outstanding as of the date of a Change of Control, shall be assumed by the successor corporation, and shall be substituted with awards involving the common stock of the successor corporation. Provided, however, that the substitution of Awards described under this Section
12.2 shall occur only if (i) the common stock of the successor corporation is traded on an established stock exchange or exchanges, or will be so traded within 60 days of the Change of Control and (ii) the terms and conditions of the substituted awards are no less favorable than the Awards granted by the Company.

13.      EFFECTIVE DATE, TERMINATION AND AMENDMENT

         The Plan shall become effective on July 13, 1998, subject to shareholder approval. Options granted under the Plan prior to such shareholder approval shall expressly not be exercisable prior to such approval. The Plan shall remain in full force and effect until the earlier of 10 years from the date of its adoption by the Board, or the date it is terminated by the Board. The Board or the Committee shall have the power to amend, suspend or terminate the Plan at any time, provided that no such amendment shall be made without shareholder approval which shall (i) increase (except as provided in Section 11) the total number of shares available for issuance pursuant to the Plan; (ii) change the class of Employees eligible to be Participants; (iii) modify the Individual Limit (except as provided Section 11) or the categories of Performance Goals set forth in Section 2.24; (iv) change the provisions of this
Section 13; or (v) violate the requirements of Section 162(m) of the Code. Termination of the Plan pursuant to this Section 13 shall not affect Awards outstanding under the Plan at the time of termination.

14.      TRANSFERABILITY

         Except as provided below, Awards may not be pledged, assigned or transferred for any reason during the Participant's lifetime, and any attempt to do so shall be void and the relevant Award shall be forfeited. The Committee may grant Awards (except Incentive Stock Options) that are transferable by the Participant during his lifetime, but such Awards shall be transferable only to the extent specifically provided in the agreement entered into with the Participant. The transferee of the Participant shall, in all cases, be subject to the provisions of the agreement between the Company and the Participant. The rights of the transferee shall be no greater than the rights that would be acquired by the Participant's estate if the Participant were to die prior to the transfer of the Award.

15.      GENERAL PROVISIONS

         15.1. No Employment Rights. Nothing contained in the Plan, or any Award granted pursuant to the Plan, shall confer upon any Employee any right with respect to continuance of employment by the Company, a Subsidiary or Affiliate, nor interfere in any way with the right of the Company, a Subsidiary or Affiliate to terminate the employment of any Employee at any time.

         15.2. Transfer of Employment. For purposes of this Plan, transfer of employment between the Company and its Subsidiaries and Affiliates shall not be deemed termination of employment.

         15.3. Payment of Taxes. The Company shall have the power to withhold, or require a Participant to remit to the Company, all taxes required to be paid in connection with any Award, the exercise thereof and the transfer of shares of Common Stock pursuant to this Plan. The Company's power to withhold a portion of the cash or Common Stock received pursuant to an Award, or require that the Participant remit the applicable taxes shall extend to all applicable Federal, state, local or foreign withholding taxes. In the case of the payment of Awards in the form of Common Stock or cash, or the exercise of Options or SARs, the Company shall have the right to retain the shares of Common Stock or cash to be paid pursuant to the Award, or the exercise of the Option or the SAR, until the Committee determines that the applicable withholding taxes have been satisfied. Agreements evidencing such Awards shall contain appropriate provisions to effect withholding in this manner.

         15.4. Participation of Foreign Nationals. Without amending the Plan, Awards may be granted to Employees who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

         15.5. Restrictions on Shares. The Award Shares shall be subject to restrictions on transfer pursuant to applicable securities laws and such other agreements as the Committee shall deem appropriate and shall bear a legend subjecting the Award Shares to those restrictions on transfer in accordance with the applicable Award. The certificates shall also bear a legend referring to any restrictions on transfer arising hereunder or under any other applicable law, regulation or agreement.

         15.6. Requirements of Law. The Plan and each Award under the Plan shall be subject to the requirement that if at any time the Committee shall determine that (a) the listing, registration or qualification of the Award Shares upon any securities exchange or under any state or federal law, (b) the consent or approval of any government regulatory body or (c) an agreement by the recipient of an Award with respect to the disposition of the Award Shares is necessary or desirable as a condition of, or in connection with, the Plan or the granting of such Award or the issue or purchase of the Award Shares thereunder, the Award may not be consummated in whole or in part until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

         15.7. Amending of Awards. The Committee may amend any outstanding Awards to the extent it deems appropriate. Such amendment may be made by the Committee without the consent of the Participant, except in the case of amendments adverse to the Participant, in which case the Participant's consent is required to any such amendment.

         15.8. No Limit on Compensation. Nothing contained in the Plan, or any Award granted pursuant to the Plan, shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees or, in cash or property, or in any manner which is not expressly authorized under the Plan.

         15.9. No Shareholder Rights. The Participant shall have no rights as a shareholder with respect to shares of Common Stock subject to an Award unless and until legended certificates for the Award Shares are issued.

         15.10. No Fractional Shares. An Option may be exercised only for a whole number of shares of Common Stock.

         15.11. Headings. Sections headings are included only for ease of reference. Headings are not intended to constitute substantive provisions of the Plan and shall not be used to interpret the scope of this Plan or the rights or obligations of the Company in any way.

         15.12. Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of New Jersey and construed accordingly.

To record the adoption of the Plan, The MIIX Group, Incorporated has caused its authorized officers to affix its corporate name and seal this ______ day of _________, 1998.

[CORPORATE SEAL]                            THE MIIX GROUP, INCORPORATED

Attest:

_________________________________           ____________________________________